UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2023

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-05324	04-2147929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive, Springfield, Massachusetts, 01104

(Address of principal executive offices, including zip code)

(800) 286-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $5.00 par value per share	ES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of the chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of the chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)          On December 11, 2023, Eversource Energy (the “Company”) announced that on December 5, 2023, the Board of Trustees of the Company elected Susan Sgroi as Executive Vice President-Human Resources and Information Technology of the Company, effective January 8, 2024. Ms. Sgroi will hold this position until the Board of Trustees elects officers following Eversource Energy’s next annual meeting of shareholders and until each of their successors is elected. Ms. Sgroi will succeed Christine M. Carmody, who is retiring as Executive Vice President-Human Resources and Information Technology, also effective January 8, 2024.

Ms. Carmody, 60, who has served in her position since August 2016, will continue to serve the Company as a Senior Strategic Advisor until July, 2024.

It is anticipated that Ms. Sgroi will be formally elected as Executive Vice President-Human Resources and Information Technology and a director of Eversource Energy Service Company.

Prior to assuming this new position, Ms. Sgroi, age 59, served as Executive Vice President and Chief Human Resources Officer of Blue Cross and Blue Shield of Massachusetts from 2015 until October 31, 2023. Previously, Ms. Sgroi served as Executive Vice President, Human Resources – Asset Management of Fidelity Investments from 2006 until 2015. She is a director of the Everett Bank in Everett, Massachusetts and serves on the Board of Directors of the St. Francis House in Boston, Massachusetts.

Mr. Sgroi’s annual base salary will be $555,000. Ms. Sgroi also will be eligible to participate in the Eversource Energy Deferred Compensation Plan for Executives, the Executive Change-in-Control and Involuntary Termination (Not For Cause) Severance programs and the annual and long-term programs under the 2018 Eversource Energy Incentive Plan. Each of these plans is described in the proxy statement for the Company’s 2023 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 24, 2023. In addition, Ms. Sgroi will receive a cash signing bonus of $357,500 to be paid in February 2024.

There is no family relationship between Ms. Sgroi and any Trustee or executive officer of Eversource Energy and there is no arrangement or understanding between her and any other person pursuant to which she will be elected as Executive Vice President-Human Resources and Information Technology of the Company. Ms. Sgroi does not have any transactions with related persons in which the Company is a participant that would require disclosure pursuant to Item 404(a) of Regulation S-K.

A copy of the Company’s news release announcing Ms. Sgroi’s election is attached as Exhibit 99.1 to the Form 8-K and incorporated herein by reference.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	News release of the Company, dated December 11, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY
(Registrant)

December 11, 2023	By:	/s/ John M. Moreira
John M. Moreira Executive Vice President, Chief Financial Officer and Treasurer